KEMPER NATIONAL TAX-FREE INCOME SERIES ("NATIONAL TRUST"):
                  Kemper Municipal Bond Fund ("Municipal Fund")
          Kemper Intermediate Municipal Bond Fund ("Intermediate Fund")

              KEMPER STATE TAX-FREE INCOME SERIES ("STATE TRUST"):
           Kemper California Tax-Free Income Fund ("California Fund")
              Kemper Florida Tax-Free Income Fund ("Florida Fund")
             Kemper New York Tax-Free Income Fund ("New York Fund")
                 Kemper Ohio Tax-Free Income Fund ("Ohio Fund")
                                 --------------

                Supplement to Statement of Additional Information
                              Dated January 1, 1999

The following disclosure supplements the "Investment Policies and Techniques" section of the Statement of Additional Information.

INVERSE FLOATERS. Each of the funds may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rated municipal security. The fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.



August 3, 1999